EXHIBIT 10.43
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                               ADVISORY AGREEMENT
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         THIS  AGREEMENT  (the  "Agreement")  dated as of September 6, 2001 (the
"Effective Date"), by and between CELERITY SYSTEMS,  INC.,  hereinafter referred
to  as  "Celerity"  or  the  "Company,"  and  INTERNET   FINANCE   INTERNATIONAL
CORPORATION, hereinafter referred to as "Advisor."

         The Company desires to engage Advisor to provide strategic planning, advisory and business consulting services to it, and Advisor desires to provide strategic planning, advisory and business consulting services to the company. It being understood that the services provided to the Company shall be from Internet Finance International or its designated affiliates.

         Accordingly, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. TERM OF AGREEMENT. Commencing on the Effective Date, Advisor shall be retained by the Company for a period of one (1) year from the date hereof. This Agreement shall be renewable upon mutual agreement of the parties for additional six (6) month periods. The initial one (1) year period and any extensions or renewals thereof shall constitute the "Consulting Term."

         SECTION 2. POSITION AND RESPONSIBILITIES. Advisor shall serve as a Business Advisor to the Company and render such advice and services to the Company as may be reasonably requested by the Company including, without limitation, Investor relations, equity and/or debt financings, advising the Company with respect to the direction of the Company's marketing plan, strategic planning, merger and acquisition possibilities and business development activities. During the Consulting Term, Advisor shall report directly to the Chief Executive Officer or such other senior officer of the Company as shall be designated by the Chief Executive Officer of the Company. Subject to the terms and conditions set forth herein, Advisor agrees to undertake on a best-efforts basis such planning, consultative and advisory services as the Company shall reasonably request in connection with the Company's business.

         Both parties shall agree, in advance, to estimated time periods for completing any and all projects. In the event the actual time used in completing a project is excessively more or less than estimated, the Company may, in its sole discretion, modify such estimated time periods and expectations. Not meeting a specific time period does not constitute breach nor does it provide for cause pursuant to the termination of this Agreement.

         SECTION 3.   COMPENSATION.

         3.1. FINDER'S FEE. In the event Advisor raises additional capital, initiates a strategic alliance or arranges for a merger, acquisition or Joint Venture for the Company (the "Transaction"), Company shall deliver to Advisor in exchange for such Transaction a percent of the proceeds equal to two and one-half percent (2.5%) obtained from said Transaction to be paid from the proceeds. In the case where the total compensation is made in stock, the full

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fee will be paid as stock. The performance-based compensation will be based upon the valuation of the Company, or enterprise value of any joint venture or strategic alliance pursuant to the Transaction, and will be delivered to Advisor upon the closing of said Transaction. All such compensation will include any deferred payments, payouts, earn-outs or subsequent financing the Company shall receive for a period ending three (3) years from the date of this Agreement for any party introduced by Advisor to Company. The Company shall pay to Advisor all compensation fees directly from the proceeds of any Transaction and warrants it will list Advisor as a payee in all closing documents.

         3.2. RETAINER FEE. Company shall grant to Advisor compensation in the amount of Five Hundred Thousand (500,000) warrants representing the company's common stock, having a term of three (3) years and priced as 250,000 warrants at $.15 (fifteen cents) and 250,000 warrants at $.25 (twenty-five cents). Said compensation will be granted to Advisor upon the execution of this Agreement and will be registered via Form S-8 or similar registration statement. The warrants shall be fully registered, non-assessable, non-cancelable, unrestricted, unencumbered and have customary anti-dilution provisions.

         3.3. PERFORMANCE-BASED WARRANTS. Company shall grant to Advisor warrants in the Celerity's common stock as additional compensation based upon financing raised for Company. For each $500,000 of capital raised for Company by Advisor, Company shall grant to Advisor 250,000 warrants having a three (3) year term and priced at $.15 (fifteen cents). All such warrants will be registered upon the earlier of ten (10) business days form the date of said financing or the Company's next registration statement. All such warrants shall be fully registered, non-assessable, non-cancelable, unrestricted, unencumbered and have customary anti-dilution provisions.

         SECTION 4. EXPENSES. The Company shall reimburse Advisor for all expenses incurred by Advisor in furtherance of its duties and the business and affairs of the Company against expense reports and/or receipts provided by Advisor to the Company or other proof of Advisor's expenditures. Said reimbursement by Company to Advisor will be made within 30 days of receipt of said expense reports and/or invoice.

         SECTION 5.   CONFIDENTIAL INFORMATION.

         5.1. CONFIDENTIAL INFORMATION. Advisor agrees that during the course of his Consulting Term and at any time after termination, her will keep in strictest confidence, and will not disclose or make accessible to any other person without the written consent of the Company, the Company's products, services and technology, both current and under development, promotion and marketing programs, lists, trade secrets and other confidential and proprietary business information of the Company or any of its clients and third parties including, without limitation, Proprietary Information (as defined in Section 6) (all the foregoing is referred to herein as the "Confidential Information"). Advisor agrees: (i) not to use any such Confidential Information for himself or others; and (ii) not to take any such material or reproductions thereof from the Company's facilities at any time during the Consulting Term except, in each case, as required in connection with Advisor's duties to the Company.

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         Notwithstanding  the foregoing,  the parties agree that Advisor is free to use: (i) information in the public domain not as a result of a breach of this Agreement, (ii) information lawfully received from a third party who had the right to disclose such information and (iii) Advisor's own independent skill, knowledge, know-how and experience to whatever extent and in whatever way he wishes, in each case consistent with his obligations as Advisor and that, at all times, Advisor is free to conduct any research relating to the Company's business.

         SECTION 6. OWNERSHIP OF PROPRIETARY INFORMATION. Advisor agrees that all information that has been created, discovered or developed by the Company, its subsidiaries, affiliates, licensors, licensees, successors or assigns (collectively, the "Affiliates") (including, without limitation, information relating to the development of the Company's business created, discovered and developed by the Company or any of its affiliates during the Consulting Term, and information relating to the Company's customers, suppliers, Advisors and licensees) and/or in which property rights have been assigned or otherwise conveyed to the Company or the Affiliates, shall be the sole property of the Company or the Affiliates, as applicable, and the Company or the Affiliates, as the case may be, shall be the sole owner of all patents, copyrights and other rights in connection therewith, including, without limitation, the right to make application for statutory protection. All the aforementioned information is hereinafter called "Proprietary Information." By way of illustration, but not limitation, Proprietary Information includes trade secrets, processes, discoveries, copyrights, formulas, improvements, inventions, product concepts, techniques, marketing plans, strategies, forecasts, blueprints, sketches, records, notes, devices, drawings, customer lists, patent applications, continuation applications, continuation-in-part applications, file wrapper continuation applications and divisional applications and information about the Company's Affiliates, its employees and/or Advisors (including, without limitation, the compensation, job responsibility and job performance of such employees and/or Advisors).

         All original content, proprietary information, trademarks, copyrights, patents or other intellectual property created by Advisor that does not include any specific information relative to the Company's proprietary information, shall be the sole and exclusive property of Advisor.

         SECTION 7.   TERMINATION.

         7.1. DEATH OR DISABILITY OF ADVISOR. This Agreement and Advisor's engagement hereunder shall terminate upon the earlier of the end of the Consulting Term or upon Advisor's death.

         7.2. TERMINATION BY THE COMPANY FOR JUST CAUSE. Any of the following actions by Advisor shall constitute just cause and give the Company the right to immediately terminate Advisor:

               (a)   Breach by Advisor of this Agreement;

               (b)   Acts  or  omissions   involving   willful  or   intentional
malfeasance or misconduct that is injurious to the Company, monetarily, reputationally or otherwise;

               (c)   Commission of an act of fraud against the Company; and


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               (d)   Acts  or  omissions   constituting  a  material  breach  of
Advisor's obligations under this Agreement.

         7.3. Upon thirty (30) days' advance written notice to the other party, all expense fees due and owing pursuant to Section 4 will immediately become due and payable.

         7.4.  Upon  termination  pursuant  to  subsections  7.1,  7.2 or 7.3 of
Section 7, Sections 3.1, 5, 6 and 8 of this Agreement shall remain in full force and effect.

         SECTION 8. REPRESENTATIONS. The acts, statements and representations made by Company to Investors or any third party are the sole responsibility of Company, and Company agrees to indemnify Advisor and its officers, directors, members, managers, employees, attorneys and agents for any liability, claims, losses and expenses, including legal expenses, incurred by Advisor that result from Company's representations. Advisor agrees to indemnify the Company for any liability, claims, losses and expenses incurred by Advisor that result from the Advisor's representations which are not based upon information provided by the Company. Company represents that all materials provided to Advisor or any third party regarding the Company's affairs or financial conditions are truthful and accurate.

         SECTION 9. NOTICES. Any notice or other communication under this Agreement shall be in writing and shall be deemed to have been given: when delivered personally against receipt therefor, one (1) day after being sent by Federal Express or similar overnight delivery; or five (5) business days after being mailed registered or certified mail, postage prepaid, to a party hereto at the address set forth below, or to such other address as such party shall give by notice hereunder to the other party to this Agreement.

             If to Company:         Celerity Systems, Inc.
                                    122 Perimeter Park Drive
                                    Knoxville, Tennessee  37922
                                    Attention:    Mr. Kenneth Van Meter
                                    Telephone:    (865) 539-5300
                                    Facsimile:    (865) 539-3502

             If to Advisor:         Mr. Chris Kern
                                    Internet Finance International Corporation
                                    6 Birchwood Court, Suite #4K
                                    Mineola, New York  11501
                                    Telephone:    (516) 248-0515
                                    Facsimile:    (631) 980-3847

         SECTION 10. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provisions unless so expressed herein.

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         SECTION 11. ENTIRE AGREEMENT; MODIFICATION. This Agreement contains the entire agreement of the parties  relating to the subject matter hereof,  and the
parties  hereto  and  thereto  have  made  no  agreements,   representations  or
warranties relating to the subject matter of this Agreement which are not set forth herein. No amendment or modification of this Agreement shall be valid unless made in writing and signed by each of the parties hereto.

         SECTION 12. BINDING EFFECT. The rights, benefits, duties and obligations under this Agreement shall inure to, and be binding upon, the Company, its successors and assigns. This Agreement constitutes a personal service agreement, and the performance of Advisor's obligations hereunder may not be transferred or assigned by Advisor and any such purported transfer or assignment shall be null and void, unless otherwise agreed to in writing.

         SECTION 13. THIRD-PARTY BENEFICIARIES. This Agreement is for the benefit of the parties hereto and their permitted successors and assigns and is not intended to confer upon any other person or entity any rights or remedies hereunder.

         SECTION 14. NON-WAIVER. The failure of any party to insist upon the strict performance of any of the terms, conditions and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of any party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such party.

         SECTION 15. REMEDIES FOR BREACH. Advisor and Company mutually agree that any breach of Sections 5, 6, 8 or 9 of this Agreement by Advisor or Company may cause irreparable damage to the other party and/or its Affiliates, and that monetary damages alone would not be adequate and, in the event of such breach or threat of breach, the damaged party shall have, in addition to any and all remedies at law and without the posting of a bond or other security, the right to an injunction, specific performance or other equitable relief necessary to prevent or redress the violation of either party's obligations under such Sections. In the event that an actual proceeding is brought in equity to enforce such Sections, the offending party shall not urge as a defense that there is an adequate remedy at law nor shall the damaged party be prevented from seeking any other remedies which may be available to it.

         SECTION 16. GOVERNING LAW. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to such State's principles of conflicts of laws. The parties irrevocably and unconditionally agree that the exclusive place of jurisdiction for any action, suit or proceeding ("Actions") relating to this Agreement shall be in the courts of the United States of America sitting in the County of Nassau or, if such courts shall not have jurisdiction over the subject matter thereof, in the courts of the State of New York sitting therein, and each such party hereby irrevocably and unconditionally agrees to submit to the jurisdiction of such courts for purposes of any such Actions. If any such state court also does not have jurisdiction over the subject matter thereof, then such an action, suit or proceeding may be brought in the federal or state courts located in the states of the principal place of business of any party hereto. Each party irrevocably and unconditionally waives any objection it may have to the venue of any Action brought in such courts or the convenience of the forum. Final judgment in any such Action shall be conclusive and may be enforced in other


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jurisdictions  by suit on the judgment,  a certified or true copy of which shall be conclusive evidence of the fact and the amount of any indebtedness or liability of any party therein described.

         SECTION 17. HEADINGS. The headings of the Sections are inserted for convenience of reference only and shall not affect any interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                     ADVISOR:

                                     INTERNET FINANCE INTERNATIONAL
                                     CORPORATION

                                     By:
                                        ----------------------------------
                                        Chris Kern
                                        President & CEO


                                     COMPANY:

                                     CELERITY SYSTEMS, INC.

                                     By:
                                        ----------------------------------
                                        Kenneth Van Meter
                                        Chief Executive Officer



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